EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 20, 2005	/s/ Phillip D. Matthews
Phillip D. Matthews

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 18, 2005	/s/ Geoffrey B. Bloom
Geoffrey B. Bloom

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 22, 2005	/s/ Donald V. Fites
Donald V. Fites

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 24, 2005	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 15, 2005	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 18, 2005	/s/ David P. Mehney
David P. Mehney

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 14, 2005	/s/ Brenda J. Lauderback
Brenda J. Lauderback

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 17, 2005	/s/ Elizabeth A. Sanders
Elizabeth A. Sanders

POWER OF ATTORNEY

                    The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint TIMOTHY J. O'DONOVAN; STEPHEN L. GULIS, JR.; BLAKE W. KRUEGER; JAMES D. ZWIERS; and JEFFREY A. OTT, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name an Annual Report of Wolverine World Wide, Inc. on Form 10-K for its fiscal year ended January 1, 2005, and any amendments to that report, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

January 24, 2005	/s/ Paul D. Schrage
Paul D. Schrage